WARRANT  AGREEMENT dated as of March 22, 1995 between  UNIVERSITY
ONLINE, INC., a Delaware corporation (the "Company"), and SPENCER TRASK SECURITIES INCORPORATED (the "Agent").

                               W I T N E S S E T H

               WHEREAS, the Agent has agreed, pursuant to the Placement Agency Agreement dated as of November 22, 1994, between the Agent and the Company (the "Agency Agreement"), to act as the placement agent in connection with the Company's proposed private placement (the "Offering") of up to 50 Units (capitalized terms not otherwise defined herein shall be as defined in the Agency Agreement); and

               WHEREAS, the Company is required to issue to the Agent warrants ("Warrants") to purchase a number of shares of Common Stock, par value $.01 per share, of the Company ("Common Stock"), as set forth below.

               NOW, THEREFORE, in consideration of the premises, the payment by the Agent to the Company of ONE DOLLAR, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               1. Grant. The Agent is hereby granted the right, as evidenced by the Warrants, to purchase the number of shares of Common Stock ("Warrant Shares") equal to ten (10%) percent of the number of shares of Common Stock into which the shares of Preferred Stock contained in the Units sold in the Offering are convertible, as such number may be adjusted pursuant hereto at any time from the date of the Final Closing until 5:30 p.m., New York time, on the later of
(i) the seventh anniversary of the date of Final Closing and (ii) the third anniversary of the closing date of the Company's initial public offering occurring within such seven-year period (the "Warrant Exercise Term"), at the Exercise Price. "Exercise Price" shall initially mean $0.75 per share of Common Stock as such price may be, from time to time, adjusted pursuant to Section 7 hereof.

               2. Warrant Certificates. On each Closing Date, the Company shall deliver to the Agent or the Agent's designees, warrant certificates (the "Warrant Certificates") evidencing Warrants to purchase the appropriate number of Warrant Shares based on the number of Units sold on such Closing Date. Each Warrant Certificate delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement and shall be delivered without tax, cost or other expense of any kind to the Agent.

               3.     Exercise of Warrant.

               3.1 Method of Exercise. A Warrant Certificate may be exercised by the Agent and/or other registered holders (collectively, the "Holders") thereof by surrender of such Warrant Certificate with the annexed Form of Election to Purchase Pursuant to Section 3.1 duly executed, together with payment of the Exercise Price by certified or official bank check in New York Clearing House funds for the Warrant Shares purchased, at the Company's principal offices at 105 West Broad Street, Suite 301, Falls Church, Virginia 22046. Warrant
Certificates may be exercised to purchase all or part of the Warrant Shares covered thereby (but not for fractional shares of Common Stock). In the event that any Warrant Certificate is exercised to purchase less than all the Warrant Shares covered thereby, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Shares.

               3.2 Exercise by Surrender of Warrant. Warrants may also be exercised, in full or in part, without cash payment, at any time after registration of the Common Stock under the Securities Exchange Act of 1934 (the "Exchange Act"), by surrendering the Warrant Certificate with the annexed Form of Election to Purchase Pursuant to Section 3.2 in exchange for the number of shares of Common Stock equal to the product of (x) the number of shares as to which the Warrants are being exercised multiplied by (y) a fraction, the numerator of which is the Market Price (as hereinafter defined) of the Common Stock minus the Exercise Price and the denominator of which is such Market Price. For the purposes of this Agreement, the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last five trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average closing bid price as furnished by the National Association of Securities Dealers, Inc. ("NASD") through The Nasdaq Stock Market ("Nasdaq") or a similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted on Nasdaq or such a similar organization, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

               4. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for the Warrant Shares shall be made within five
(5) business days thereafter without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof. Such certificates shall (subject to the provisions of Sections 5 and 6 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of any such tax or shall have established to the satisfaction of the Company that such tax is not due or has been paid. The Warrant Certificates and the certificates representing the Warrant Shares shall be duly executed on behalf of the Company. Warrant Certificates shall be dated the date of initial issuance, division, exchange, substitution or transfer.

               5. Transfer of Securities. The Holders covenant and agree that they are acquiring the Warrants and the Warrant Shares (collectively, the "Warrant Securities") for their own account, for investment, and not with a view to distribution thereof. Holders of the Warrants or Warrant Shares may transfer such Warrants or Warrant Shares only in compliance with applicable Federal and state securities laws. In order for any transferee of any Warrants or Warrant Shares to receive any of the benefits of this Agreement, the Company must have received notice of such transfer, at the address in Section 3.1 above, in the form of assignment attached hereto, accompanied by an opinion of counsel, which opinion and counsel shall be reasonably acceptable to the Company, that an exemption from registration of such Warrants or Warrant Shares under the Securities Act of 1933, as amended, (the "1933 Act") and under any applicable state securities laws is available. Any transferee must also covenant and agree that it is acquiring such Warrants or Warrant Shares, as the case may be, as an investment and not with a view to distribution thereof.

               6.     Registration.

               6.1 No Registration Under the 1933 Act. The Warrant Securities have not been registered under the 1933 Act or any state securities or "blue sky" laws and may not be resold except pursuant to an effective registration statement thereunder or exemption therefrom. The Warrant

Certificates and certificates representing the Warrant Shares shall bear the legend set forth below:

        "The securities represented by this certificate have not been registered under the Securities Act of 1933 or under any state securities or "blue sky" laws, and may not be offered or sold except pursuant to (i) an effective registration statement under such Act and such laws, or (ii) an opinion of counsel, if such opinion shall be reasonably satisfactory to the issuer, that an exemption from registration under such Act and laws is available."

               6.2 Piggyback Registration. (a) If, at any time commencing after the date hereof until the later of the seventh anniversary of the First Closing or the end of the Warrant Exercise Term, the Company proposes to register any of its equity securities under the 1933 Act (other than in connection with a merger or consolidation or pursuant to Form S-8, S-4 or comparable registration statement) it will give written notice, at least thirty (30) days prior to the filing of each such registration statement, to all Holders of Warrant Securities of its intention to do so. If the Holders notify the Company within twenty (20) days after receipt of any such notice of its or their desire to include any Warrant Securities (whether issued or issuable) in such proposed registration statement, the Company shall, subject to the provisions set forth below, afford such Holders the opportunity to have any such Warrant Securities registered under such registration statement. If such registration is an underwritten registration, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting such underwriters' ability to effect an orderly distribution of such securities, the Company will give the requesting Holders notice of such fact and include in such registration first, the securities proposed to be sold by the Company and, second, the Warrant Securities requested to be included in such registration. To the extent that the number of Warrant Securities to be offered pursuant to such registration is reduced in accordance with the advice of the underwriters, the Warrant Securities will be offered by the Holders thereof on a pro rata basis with respect to the aggregate number of Warrant Securities to be offered. Notwithstanding anything in this Section 6.2(a) to the contrary, all Warrant Securities requested to be included in such registration shall be included in such registration statement and may be offered 90 days following the effective date of the registration statement.

               (b) Notwithstanding the provisions of this Section 6.2, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 6.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after filing but prior to the effective date thereof.

               6.3    Demand Registration.

               So long as the Company shall have any of its securities registered under the 1933 Act or the Exchange Act, at any time commencing after the date hereof until the end of the Warrant Exercise Term (except during the ninety (90) days following the effective date of the registration statement with respect to the Company's initial public offering), a Majority of Holders (as defined in Section 6.4(l) below) shall have the right (which right is in addition to the registration rights under Section 6.2 hereof), exercisable by written notice to the Company, to have the Company prepare and file with the Securities and Exchange Commission (the "Commission"), on two occasions, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Agent, in order to comply with the provisions of the 1933 Act, and all applicable state securities or "blue sky" laws, so as to permit a public offering and sale of the Warrant Securities for one hundred twenty (120) days by such Majority of Holders. The Company shall give notice of such registration request within ten (10) days of receipt thereof to all other Holders of Warrants or Warrant Shares and shall include in such registration statement the Warrant Securities of any such other Holders who notify the Company within ten (10) days after receiving notice from the Company.

               6.4 Covenants of the Company With Respect to Registration. In connection with any registration of Warrant Securities under Section 6.2 or 6.3 hereof, the Company covenants and agrees as follows:

               (a) The Company shall use its best efforts to file a registration statement within forty-five (45) days of receipt of any appropriate demand therefor, shall use its best efforts to have any registration statement declared effective at the earliest possible time but at least within one hundred twenty
(120) days of receipt of such demand, and shall furnish each Holder desiring to sell Warrant Securities such number of prospectuses as shall be reasonably requested.

               (b) The Company shall pay all costs (excluding fees and expenses of Holder(s)' counsel and any underwriting or selling commissions or other charges of any underwriter or broker-dealer acting on behalf of Holder(s)), fees and expenses in connection with all registration statements filed pursuant to Sections 6.2 and the first registration statement filed pursuant to Section 6.3(a) hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses. Notwithstanding the foregoing, the Holder(s) shall pay all costs, fees and expenses in connection with the second registration statement filed pursuant to Section 6.3(a) on a pro rata basis with respect to the number of Warrant Securities in respect of which they are requesting registration.

               (c) The Company shall take all necessary action which may be required in qualifying or registering the Warrant Securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the relevant Holder(s) thereof, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

               (d) The Company shall indemnify the Holder(s) of the Warrant Securities to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the 1933 Act or Section 20(a) of the Exchange Act, against any loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject to the same extent and with the same effect and subject to the same qualifications and limitations as the provisions pursuant to which the Company has agreed to indemnify the Agent contained in Section 7(a) of the Agency Agreement.

               (e) The Holder(s) of the Warrant Securities to be sold pursuant to a registration statement, and the successors and assigns of such Holder(s), shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the Exchange Act, against any loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the 1933 Act, the Exchange Act or otherwise, arising from written information furnished by or on behalf of such Holder(s), or their successors and assigns, for specific inclusion in such registration statement to the same extent and with the same effect and subject to same qualifications and limitations as the provisions contained in
Section 7(b) of the Agency Agreement pursuant to which the Agent has agreed to indemnify the Company.

               (f) Nothing contained in this Agreement shall be construed as requiring the Holder(s) to exercise their Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

               (g) The Company shall not permit any other registration statement to be filed during the effectiveness of a registration statement filed pursuant to Section 6.3 hereof (other than a registration statement in connection with a merger or consolidation or pursuant to Form S-8, S-4 or comparable registration statement), without the prior written consent of the Holders of a majority of the Warrant Securities being registered.

               (h) The Company shall use its best efforts to cause to be furnished to each Holder participating in the offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and
(ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

               (i) The Company shall as soon as practicable after the effective date of the registration statement, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the 1933 Act) an earnings statement (which need not be audited) complying with Section 11(a) of the 1933 Act and covering a period of at least twelve (12) consecutive months beginning after the effective date of the registration statement.

               (j) The Company shall deliver promptly to each Holder participating in the offering who so requests and to the managing underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or auditors and permit each Holder and underwriter at its own cost and expense to do such investigation, upon reasonable advance notice, and upon entering into a confidentiality agreement, in form and substance reasonably acceptable to the Company, with the Holder and such underwriter, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the NASD. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall reasonably request as it deems necessary to comply with applicable securities laws or NASD rules.

               (k) If  requested  in  connection  with  any  registration  under
Section 6.3 hereof, the Company shall enter into an underwriting agreement with the managing underwriter selected for such underwriting by Holders holding a majority of the Warrant Securities requested to be included in such underwriting and reasonably satisfactory to the Company. Such agreement shall be satisfactory in form and substance to the Company, each Holder and such managing underwriter, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Warrant Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriter shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriter except as they may relate to such Holders and their intended methods of distribution.

               (l) For purposes of this Agreement, the term "Majority of Holders" shall mean Holders holding in excess of fifty (50%) percent of the then outstanding Warrant Shares (assuming, for purposes hereof, that all Warrants have been exercised), that (i) are not held by the Company, an affiliate, officer, creditor, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith; and (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the 1933 Act. Notwithstanding the foregoing, subclause (i) above shall not exclude Warrants held by the Agent or any of the Agent's affiliates.

               7. Adjustments to Exercise Price and Number of Securities.

               7.1 Computation of Adjusted Exercise Price. Except as hereinafter provided, in case the Company shall at any time after the date hereof issue or sell any shares of Common Stock (other than the issuances or sales referred to in Section 7.7 hereof), including shares held in the Company's treasury and shares of Common Stock issued upon the exercise of any options, rights or warrants, to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock, for a consideration per share less than the Exercise Price in effect immediately prior to the issuance or sale of such shares or the Market Price per share of Common Stock on the day immediately prior to such issuance or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the lower of the price (calculated to the nearest full cent), determined as follows:

                      (1) by dividing  (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the then existing Exercise Price, and (b) the aggregate amount of the consideration, if any, received by the Company upon such issuance or sale by (ii) the total number of shares of Common Stock outstanding immediately after such issuance or sale; and

                      (2) by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Market Price per share of Common Stock on the day immediately prior to such issuance or sale, plus (b) the aggregate amount of the consideration received by the Company upon such issuance or sale, and the denominator of which shall be the product of (x) the total number of shares of Common Stock outstanding immediately after such issuance or sale, multiplied by (y) the Market Price per share of Common Stock on the day immediately prior to such issuance or sale.

               In no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by Section 7.3 hereof.

               For the purposes of any computation to be made in accordance with this Section 7.1, the following provisions shall be applicable:

               (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if either of such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in all cases before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith but less any amounts payable to security holders or any affiliate thereof, including without limitation, in connection with any employment agreement, royalty, consulting agreement, covenant not to compete, earnout or contingent payment right or similar arrangement, agreement or understanding, whether oral or written; all such amounts shall be valued at the aggregate amount payable thereunder whether such payments are absolute or contingent and irrespective of the period or uncertainty of payment, the rate of interest, if any, or the contingent nature thereof.

            (ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

           (iii) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

            (iv) The reclassification of securities of the Company, other than shares of Common Stock, into other securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (ii) of this Section 7.1.

               (v) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights, warrants and upon the conversion or exchange of convertible or exchangeable securities.

               7.2 Options, Rights, Warrants and Convertible and Exchangeable Securities.

               In case the Company shall at any time after the date hereof issue options, rights or warrants to subscribe for shares of Common Stock other than as set forth in Section 7.7, or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share less than the Exercise Price or Market Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, or without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section
7.1 hereof, provided that:

               (a) The aggregate maximum number of shares of Common Stock, as the case may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, and for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of the Warrants), if any, received by the Company for such options, rights or warrants.

               (b) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of the Warrants) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof.

               (c) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subsection (a) of this
Section 7.2, or in the price per share at which the securities referred to in subsection (b) of this Section 7.2 are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

               7.3 Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

               7.4 Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 7, the number of Warrant Shares issuable upon exercise of the Warrants shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

               7.5 Definition of Common Stock. For the purpose of this Agreement, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certif-icate of Incorporation of the Company as such Certificate of Incorporation may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

               7.6 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to each Holder a supplemental warrant agreement providing that the Holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Warrant might have been exercised immediately prior to such consolidation or merger. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in this Section 7. The above provision of this subsection
7.6 shall similarly apply to successive consolidations or mergers.

               7.7 No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made:


               (a) Upon the issuance and sale of Preferred Stock pursuant to the offering to which the Agency Agreement relates or the shares of Common Stock issuable upon conversion of such Preferred Stock.

               (b) Upon the issuance or sale of the Warrants or the Warrant Shares issuable upon the exercise of the Warrants or any options or warrants outstanding on the date hereof or reserved for issuance under the Company's Employee Stock Ownership Plan as of the date hereof.

               (c) If the amount of said adjustment shall be less than $.02 per Warrant Share; provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least $.02 per Warrant Share.

               7.8 Dividends and Other Distributions. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 7.8.

               8. Exchange and Replacement of Warrant Certificates.

               (a) Each Warrant Certificate shall be exchangeable, upon the surrender thereof by the registered Holder at the principal office of the Company and reimbursement to the Company of all reasonable expenses incidental thereto, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

               (b) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant Certificate, if mutilated, the Company shall make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

               9. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction to the nearest whole number of shares of Common Stock or other securities, properties or rights.

               10. Reservation of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

               11. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote for, consent to or receive notice as a stockholder in respect of, any meetings of stockholders for the election of directors or any other matter, or to confer upon the Holders any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

               (a) the Company intends to declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value; or

               (b) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

               (c) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option right or warrant to subscribe therefor; or

               (d) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

               12. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

               (a) If to a registered Holder of Warrants, to the address of such Holder as shown on the books of the Company; or

               (b) If to the Company, to the address set forth in Section 3.1 hereof or to such other address as the Company may designate by notice to the Holders; or

               (c) If to the Agent, to 535 Madison Avenue, 18th Floor, New York, New York 10022.

               13. Supplements and Amendments. The Company and the Agent may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates (other than the Agent) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Agent may deem necessary or desirable and which the Company and the Agent deem shall not adversely affect the interests of the Holders of Warrant Certificates. Other amendments to this Agreement may be made only with the written consent of the Holders of a majority of the Warrant Securities.

               14.  Successors.   All  the  covenants  and  provisions  of  this
Agreement shall be binding upon and inure to the benefit of the Company, and the Holders and their respective successors and assigns hereunder.

               15. Termination. This Agreement shall terminate on the eighth anniversary of the First Closing. Notwith- standing the foregoing, the indemnification provisions of Section 6 hereof shall survive such termination until the expiration of the applicable statute of limitations.

               16. Governing Law: Submission to Jurisdiction. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

               The Company and the Holders, by accepting Warrants issued pursuant to this Agreement, hereby agree that any action, proceeding or claim against it or them arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the United States and the State of New York, located in the City of New York, and shall be irrevocably submitted to such jurisdiction, which jurisdiction shall be exclusive. The Company and the Holders hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any process or summons to be served upon any of the Company and the Holders (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address as set forth in Section 12 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company and the Holders agree that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

               17. Entire Agreement; Modification. This Agreement (including the Agency Agreement to the extent portions thereof are referred to herein) contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except as provided in Section 13 hereof or by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

               18. Severability. If any provision of this Agreement shall be held to be invalid and unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

               19. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

               20. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Agent and any other registered Holder(s) of the Warrants or Warrant Securities any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Agent and any other Holder(s) of the Warrants or Warrant Securities.

               21. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                             UNIVERSITY ONLINE, INC.



                                             By
                                                -------------------------------
                                             Title:
                                                   ----------------------------

                                             SPENCER TRASK SECURITIES
                                               INCORPORATED



                                             By
                                                -------------------------------
                                             Title:
                                                   ----------------------------

                                                                       EXHIBIT A


                             [FORM OF WARRANT CERTIFICATE]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES OR "BLUE SKY" LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN
OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND LAWS IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.



No. W-                                                        _________ Warrants

                                  WARRANT CERTIFICATE

               This Warrant Certificate certifies that _____________ is the registered holder of ______________ Warrants each to purchase initially, at any time after the date hereof until 5:30 p.m. New York time on the later of (i) the seventh anniversary of the Final Closing and (ii) the third anniversary of the closing date of the initial public offering of University Online, Inc. (the "Company") occurring within such seven-year period (the "Expiration Date"), one fully paid and non-assessable share of Common Stock, par value $.01 per share ("Common Stock"), of the Company at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $0.75 per share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, or by surrender of this Warrant Certificate in lieu of cash payment, but subject to the conditions set forth herein and in the Warrant Agreement dated as of March ___, 1995 between the Company and Spencer Trask Securities Incorporated (the "Warrant Agreement"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Warrant Agreement. Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

               No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

               The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in, and made a part of, this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company, the Agent and the holders (the words "holders" or "holder" meaning the registered holder or registered holders) of the Warrants.

               The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

               Upon due presentment for registration of transfer of this Warrant
Certificate in accordance with the Warrant Agreement at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer or as provided in the Warrant Agreement.

               Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

               The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

               IN  WITNESS   WHEREOF,   the  Company  has  caused  this  Warrant
Certificate to be duly executed under its corporate seal.


Dated as of              , 1995



                                             UNIVERSITY ONLINE, INC.



                                             By
                                                -------------------------------
                                             Title:
                                                   ----------------------------

Attest:
        --------------------------



Title:
       ----------------------------

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.1]


               The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ____________ shares of Common Stock.

               In accordance with the terms of Section 3.1 of the Warrant Agreement dated as of , 1995 between University Online, Inc. and Spencer Trask Securities Incorporated, the undersigned requests that a certificate for such securities be registered in the name of ________________________________________
whose address is _______________________________________________________________
_________________________________________________ and that such  Certificate  be delivered to ____________________ whose address is _____________________________
___________________________________.


Dated:            , 199

                      Signature  _____________________________________________
                      (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                      ___________________________________
                      (Insert Social Security or Other Identifying
                      Number of Holder)

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.2]


               The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase the number shares of Common Stock calculated in accordance with the terms of Section 3.2 of the Warrant Agreement dated as of , 1995 between Imsatt University Online, Inc. and Spencer Trask Securities Incorporated. The undersigned requests that a certificate for such securities be registered in the name of ___________________________________ whose address is _______________________________________________________________
and that such Certificate be delivered to  ____________________ whose address is
__________________________________.


Dated:            , 199

                      Signature ________________________________________________
                      (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                      ____________________________________
                      (Insert Social Security or Other Identifying
                      Number of Holder)

                                 [FORM OF ASSIGNMENT]


            (To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate.)


     FOR VALUE RECEIVED _______________________ hereby sells, assigns and transfers unto ________________________________________________

                 (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


Dated:                   , 1996

                         Signature     _________________________________________
                         (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


                         _________________________________
                         (Insert Social Security or Other Identifying Number of Holder)

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
(ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), or (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.


THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE SUBSCRIPTION AGREEMENT REFERRED TO HEREIN.


                                                                _______ Warrants

                                    FORM OF
                               WARRANT CERTIFICATE


         This Warrant Certificate certifies that _____________________________ ________________, or its registered assigns, is the registered holder of _______ Warrants to purchase initially, at any time after the date hereof until 5:30 p.m. New York time on _______, ____ ("Expiration Date"), up to _______ fully paid and non-assessable shares of common stock, $.01 par value ("Common Stock") of University On-Line, Inc., a Delaware corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $___ upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company. Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

         No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the _________ (the "Subscription Agreement") and the __________ Letter Agreement dated March 4, 1996 between the Company and Austin O. Furst, Jr. (the "Letter Agreement"), and the Letter
Agreement  and  numbered  paragraphs  one  through  six  of  which  Subscription
Agreement are hereby incorporated by reference in and made a part of this instrument and are hereby referred to for a description of certain rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holder or registered holders) of the Warrants;

provided, however, that (i) the initial exercise price of an aggregate of 1,200,000 of the 2,400,000 of the Warrants provided for in the Subscription Agreement has been reduced to $.75 per share, each as adjusted for the Company's November 1994 four-for-one stock split, (ii) the holders of the shares of Common Stock issuable upon exercise of the Warrants or the Notes (as hereinafter defined) together with the other Furst Securities (as defined in the Letter Agreement) are entitled to certain additional rights, including demand registration rights, as described herein, and (iii) in the event of any conflict between the Subscription Agreement and this Warrant Certificate, the terms of this Warrant Certificate (as modified by the Letter Agreement) shall be controlling. Without limiting the generality of the foregoing, all of the Furst Securities are entitled to the registration rights that are granted in the Subscription Agreement (which registration rights are exercisable without cost to the holders, except for fees and expenses of their counsel and any underwriting or selling commissions or discounts), and the Company agrees to give the holders of the Furst Securities written notice by registered mail at least 30 days prior to the filing of each such registration statement with respect to which such rights apply. Nothing in this Warrant Certificate shall be construed as requiring any holder of Warrants or Notes to exercise such Warrants or Notes prior to the effective date of a registration statement in order to have the securities received upon exercise included therein.

         Subject only to the Company then having any of its securities registered under the Securities Exchange Act of 1934, the holders of a Majority (as hereinafter defined) of the Warrants, the Notes, the Shares of Common Stock issued upon the exercise of the Warrants or Notes and the other Furst Securities shall have the right, exercisable by written notice to the Company, to twice require the Company prepare and file with the Securities and Exchange Commission (the "Commission"), a registration statement and such other documents, including a prospectus, as may be necessary, in the opinion of counsel for the Company, in order to comply with the provisions of the Act so as to permit a public offering and sale, by such holders and any other holders of Furst Securities who notify the Company within ten (10) days after receiving notice from the Company of such request, of their respective Furst Securities for a period of 120 days. The first notice of exercise of the registration rights provided for the preceding sentence (the "Demand Registration Rights") may be given after the first anniversary of the Public Offering, but only with respect to Furst Securities representing a maximum of 50% of the maximum number of shares of Common Stock included in, or issuable upon exercise or conversion of the Furst Securities (with the number of Furst Securities to be registered on behalf of each participating holder being reduced pro rata to the extent necessary), and the second notice of exercise may be given after the second anniversary of the Public Offering. For purposes of the Demand Registration Rights, the term "Majority" in reference to holders of Furst Securities shall mean that number of Furst Securities representing (assuming the exercise of all Warrants and the conversion of all Notes and Preferred Stock included therein) more than 50% of the aggregate number of shares of Common Stock included in the Furst Securities issued or issuable upon exercise or conversion of the Furst Securities.

         The Company covenants and agrees to give written notice of any registration request under the Demand Registration Rights by any holder or holders of Furst Securities to all other holders of Furst Securities within ten
(10) business days from the date of the receipt of any such registration request.

         All expenses (other than underwriting discounts and commissions) incurred in connection with registration, filing or qualification of any Furst Securities pursuant to exercise of the Demand Registration Rights, including, without limitation, all registration, listing, filing, and qualification fees, printers and accounting fees and fees and disbursements of counsel for the Company shall be borne by the Company. Any such registration and offering shall be conducted on the same terms as are provided in Sections 6.4 of the Warrant Agreement dated as of March 22, 1995 between the Company and Spencer Trask Securities, Incorporated ("Spencer Trask"), (excluding Subsections 6.4(b) thereof) with respect to the registration of Warrant Shares (as defined therein) under such Warrant Agreement.

         The Subscription Agreement provides that upon the occurrence of certain events, the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Subscription Agreement and herein.

         Notwithstanding anything contained herein to the contrary, if there has been an adjustment downward to the $.75 per share exercise price of the Warrants issued to Spencer Trask pursuant to the Warrant Agreement referred to above (the "Placement Agent Warrants"), or any such downward adjustment hereinafter occurs at any time, the exercise price of the Warrants represented by this Warrant Certificate shall also automatically be adjusted at such time by the amount of the adjustment made to the exercise price of the Placement Agent Warrants, and the number of Securities thereafter issuable upon exercise of each Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Securities issuable upon exercise of the Warrants and dividing the product so obtained by the adjusted Exercise Price.

         Upon due presentment for registration of transfer of this Warrant Certificate and duly executed form of assignment at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Subscription Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

         Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         All terms used in this Warrant Certificate which are defined in the Subscription Agreement or the Letter Agreement and not otherwise defined herein shall have the meanings assigned to them in the Subscription Agreement or the Letter Agreement, as the case may be.


         The holder of this Warrant Certificate shall be entitled to receive from the Company upon exercise of Warrants and the payment of the Exercise Price therefore, in lieu of acquiring securities, a five-year convertible promissory note ("Note") of the Company, in the form attached hereto as Exhibit A, in an aggregate principal amount equal to the aggregate Exercise Price paid, bearing interest at the then five year treasury rate per annum as published by the Wall Street Journal. The Note shall be convertible, into the aggregate number of Securities for which the Warrants were otherwise exercisable on the date of exercise, subject to adjustment upon any reclassification, stock split, reverse stock split, stock dividend, capital reorganization, consolidation, merger or other change of outstanding shares of Common Stock of the Company or the sale of substantially all of the Company's property as an entirety, as provided for in the Note after the date of exercise.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of _______, ____
                                     UNIVERSITY ON-LINE, INC.

[SEAL]

                                     By:
                                        ----------------------------------------
                                             Nat Kannan, Chief Executive Officer

ATTEST:


- ---------------------------------
         Secretary

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
(ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), or (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.


THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE SUBSCRIPTION AGREEMENT REFERRED TO HEREIN.


                                                                400,000 Warrants


                           AMENDED WARRANT CERTIFICATE


         This Warrant Certificate in replacement of a Warrant Certificate issued to Elizabeth K. Furst 1994 Trust dated October 31, 1994 certifies that Elizabeth
K. Furst 1994 Trust, or its registered assigns, is the registered holder of 400,000 Warrants to purchase initially, at any time after the date hereof until 5:30 p.m. New York time on March 4, 2001 ("Expiration Date"), up to 400,000 fully paid and non-assessable shares of common stock, $.01 par value ("Common Stock") of University On-Line, Inc., a Delaware corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $.75 upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company. Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

         No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

         The Warrants evidenced by this Warrant Certificate are in replacement for those Warrants evidenced by the Warrant Certificate dated October 31, 1994 issued to Susan C. Furst 1994 Trust and are part of a duly authorized issue of Warrants issued pursuant to the Subscription Agreement dated as of October 31, 1994 between the Company and Austin O. Furst, Jr., the Elizabeth K. Furst 1994 Trust, the Catherine T. Furst 1994 Trust, and/or the Susan C. Furst 1994 Trust (said trusts being hereinafter collectively referred to as the "Trusts") (the "Subscription Agreement") and the Letter Agreement dated March 4, 1996 between the Company and Austin O. Furst, Jr. (the "Letter Agreement"), and the Letter Agreement and numbered paragraphs one through six of which Subscription
Agreement are hereby incorporated by reference in and made a part of this instrument and are hereby referred to for a description of certain rights, limitations of rights, obligations, duties and

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
(ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), or (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.


THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE SUBSCRIPTION AGREEMENT REFERRED TO HEREIN.


                                                                400,000 Warrants


                           AMENDED WARRANT CERTIFICATE


         This Warrant Certificate in replacement of a Warrant Certificate issued to Catherine T. Furst 1994 Trust dated October 31, 1994 certifies that Catherine
T. Furst 1994 Trust, or its registered assigns, is the registered holder of 400,000 Warrants to purchase initially, at any time after the date hereof until 5:30 p.m. New York time on March 4, 2001 ("Expiration Date"), up to 400,000 fully paid and non-assessable shares of common stock, $.01 par value ("Common Stock") of University On-Line, Inc., a Delaware corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $.75 upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company. Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

         No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

         The Warrants evidenced by this Warrant Certificate are in replacement for those Warrants evidenced by the Warrant Certificate dated October 31, 1994 issued to Susan C. Furst 1994 Trust and are part of a duly authorized issue of Warrants issued pursuant to the Subscription Agreement dated as of October 31, 1994 between the Company and Austin O. Furst, Jr., the Elizabeth K. Furst 1994 Trust, the Catherine T. Furst 1994 Trust, and/or the Susan C. Furst 1994 Trust (said trusts being hereinafter collectively referred to as the "Trusts") (the "Subscription Agreement") and the Letter Agreement dated March 4, 1996 between the Company and Austin O. Furst, Jr. (the "Letter Agreement"), and the Letter Agreement and numbered paragraphs one through six of which Subscription
Agreement are hereby incorporated by reference in and made a part of this instrument and are hereby referred to for a description of certain rights, limitations of rights, obligations, duties and

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
(ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), or (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.


THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE SUBSCRIPTION AGREEMENT REFERRED TO HEREIN.


                                                                400,000 Warrants


                           AMENDED WARRANT CERTIFICATE


         This Warrant Certificate in replacement of a Warrant Certificate issued to Susan C. Furst 1994 Trust dated October 31, 1994 certifies that Susan C. Furst 1994 Trust, or its registered assigns, is the registered holder of 400,000 Warrants to purchase initially, at any time after the date hereof until 5:30 p.m. New York time on March 4, 2001, up to 400,000 fully paid and non-assessable shares of common stock, $.01 par value ("Common Stock") of University On-Line, Inc., a Delaware corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $1.50 upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company. Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

         No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

         The Warrants evidenced by this Warrant Certificate are in replacement for those Warrants evidenced by the Warrant Certificate dated October 31, 1994 issued to Susan C. Furst 1994 Trust and are part of a duly authorized issue of Warrants issued pursuant to the Subscription Agreement dated as of October 31, 1994 between the Company and Austin O. Furst, Jr., the Elizabeth K. Furst 1994 Trust, the Catherine T. Furst 1994 Trust, and/or the Susan C. Furst 1994 Trust (said trusts being hereinafter collectively referred to as the "Trusts") (the "Subscription Agreement") and the Letter Agreement dated March 4, 1996 between the Company and Austin O. Furst, Jr. (the "Letter Agreement"), and the Letter Agreement and numbered paragraphs one through six of which Subscription
Agreement  are  hereby  incorporated  by  reference  in and  made a part of this instrument and are hereby referred to for a description of certain rights, limitations of
                                        1
rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holder or registered holders) of the Warrants; provided, however, that (i) the initial exercise price of an aggregate of 1,200,000 of the 2,400,000 of the Warrants provided for in the Subscription Agreement has been reduced to $1.50 per share, each as adjusted for the Company's November 1994 four-for-one stock split, (ii) the holders of the shares of Common Stock issuable upon exercise of the Warrants or the Notes (as hereinafter defined) together with the other Furst Securities (as defined in the Letter Agreement) are entitled to certain additional rights, including demand registration rights, as described herein, and (iii) in the event of any conflict between the Subscription Agreement and this Warrant Certificate, the terms of this Warrant Certificate (as modified by the Letter Agreement) shall be controlling. Without limiting the generality of the foregoing, all of the Furst Securities are entitled to the registration rights that are granted in the Subscription Agreement (which registration rights are exercisable without cost to the holders, except for fees and expenses of their counsel and any underwriting or selling commissions or discounts), and the Company agrees to give the holders of the Furst Securities written notice by registered mail at least 30 days prior to the filing of each such registration statement with respect to which such rights apply. Nothing in this Warrant Certificate shall be construed as requiring any holder of Warrants or Notes to exercise such Warrants or Notes prior to the effective date of a registration statement in order to have the securities received upon exercise included therein.

         Subject only to the Company then having any of its securities registered under the Securities Exchange Act of 1934, the holders of a Majority (as hereinafter defined) of the Warrants, the Notes, the Shares of Common Stock issued upon the exercise of the Warrants or Notes and the other Furst Securities shall have the right, exercisable by written notice to the Company, to twice require the Company prepare and file with the Securities and Exchange Commission (the "Commission"), a registration statement and such other documents, including a prospectus, as may be necessary, in the opinion of counsel for the Company, in order to comply with the provisions of the Act so as to permit a public offering and sale, by such holders and any other holders of Furst Securities who notify the Company within ten (10) days after receiving notice from the Company of such request, of their respective Furst Securities for a period of 120 days. The first notice of exercise of the registration rights provided for the preceding sentence (the "Demand Registration Rights") may be given after the first anniversary of the Public Offering, but only with respect to Furst Securities representing a maximum of 50% of the maximum number of shares of Common Stock included in, or issuable upon exercise or conversion of the Furst Securities (with the number of Furst Securities to be registered on behalf of each participating holder being reduced pro rata to the extent necessary), and the second notice of exercise may be given after the second anniversary of the Public Offering. For purposes of the Demand Registration Rights, the term "Majority" in reference to holders of Furst Securities shall mean that number of Furst Securities representing (assuming the exercise of all Warrants and the conversion of all Notes and Preferred Stock included therein) more than 50% of the aggregate number of shares of Common Stock issued or issuable upon exercise or conversion of the Furst Securities.

         The Company covenants and agrees to give written notice of any registration request under the Demand Registration Rights by any holder or holders of Furst Securities to all other holders of Furst Securities within ten
(10) business days from the date of the receipt of any such registration request.

         All expenses (other than underwriting discounts and commissions) incurred in connection with registration, filing or qualification of any Furst Securities pursuant to exercise of the Demand Registration Rights, including, without limitation, all registration, listing, filing, and qualification fees, printers and accounting fees and fees and disbursements of counsel for the Company shall be borne by the Company. Any such registration and offering shall be conducted on the same terms as are provided in Sections 6.4 of the Warrant Agreement dated as of March 22, 1995 between the Company and Spencer Trask Securities, Incorporated ("Spencer Trask"), (excluding Subsections 6.4(b) thereof) with respect to the registration of Warrant Shares (as defined therein) under such Warrant Agreement.

         The Subscription Agreement provides that upon the occurrence of certain events, the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Subscription Agreement and herein.

         Notwithstanding anything contained herein to the contrary, if there has been an adjustment downward to the $.75 per share exercise price of the Warrants issued to Spencer Trask pursuant to the Warrant Agreement referred to above (the "Placement Agent Warrants"), or any such downward adjustment hereinafter occurs at any time, the exercise price of the Warrants represented by this Warrant Certificate shall also automatically be adjusted at such time by twice the amount of the adjustment made to the exercise price of the Placement Agent Warrants, and the number of Securities thereafter issuable upon exercise of each Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Securities issuable upon exercise of the Warrants and dividing the product so obtained by the adjusted Exercise Price.

         Upon due presentment for registration of transfer of this Warrant Certificate and duly executed form of assignment at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Subscription Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

         Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         All terms used in this Warrant Certificate which are defined in the Subscription Agreement or the Letter Agreement and not otherwise defined herein shall have the meanings assigned to them in the Subscription Agreement or the Letter Agreement, as the case may be.

         So long as Austin O. Furst and/or the Trusts hold a majority of the Warrants, the Notes and the shares of Common Stock issued upon the exercise of the Warrants or the conversion of the Notes (collectively, the "Warrant Securities"), Mr. Furst shall have the right to receive all information with respect to the Company and its affairs that would be entitled to receive if he were a director of the Company. In the event that Warrants having an aggregate exercise price of at least $400,000 have been exercised by Austin O. Furst and/or the Trusts, Mr. Furst shall have the right to designate that number of members of the Board of Directors (rounded to the nearest whole number) as represents the same percentage of the entire Board of Directors as the aggregate number of shares of Common Stock included in the Furst Securities or issuable upon exercise or conversion of the Furst Securities represents of the aggregate outstanding shares of Common Stock (counting shares issuable upon the conversion of the Notes and the $300,000 convertible promissory note referred to in the Letter Agreement and the outstanding shares of the Company's Preferred Stock as outstanding); provided, however, that Mr. Furst shall in any event be entitled to designate at least one director (whether or not such $400,000 of Warrants are exercised) so long as the aggregate number of Furst Securities is not less than the aggregate number of Furst Securities as of the First Closing of this Private Placement. The Company shall take all actions as may be necessary to cause the individuals designated by Mr. Furst pursuant to the preceding sentence promptly to be elected or appointed to the Company's Board of Directors. Mr. Furst's right to appoint as directors pursuant hereto shall not be deemed to entitle Mr. Furst to designate any additional director or directors if he has otherwise designated the number of directors provided for herein pursuant to the Notes; provided, however, that upon the termination of any such other right or Mr. Furst to appoint any director, the rights provided for herein shall apply.

         The holder of this Warrant Certificate shall be entitled to receive from the Company upon exercise of Warrants and the payment of the Exercise Price therefore, in lieu of acquiring securities, a five-year convertible promissory note ("Note") of the Company, in the form attached hereto as Exhibit A, in an aggregate principal amount equal to the aggregate Exercise Price paid, bearing interest at the then five year treasury rate per annum as published by the Wall Street Journal. The Note shall be convertible, into the aggregate number of Securities for which the Warrants were otherwise exercisable on the date of exercise, subject to adjustment upon any reclassification, stock split, reverse stock split, stock dividend, capital reorganization, consolidation, merger or other change of outstanding shares of Common Stock of the Company or the sale of substantially all of the Company's property as an entirety, as provided for in the Note after the date of exercise.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of March 4, 1996
                                      UNIVERSITY ON-LINE, INC.

[SEAL]

                                      By:
                                         ---------------------------------------
                                             Nat Kannan, Chief Executive Officer

ATTEST:


- ----------------------------
         Secretary

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
(ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), or (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.


THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE SUBSCRIPTION AGREEMENT REFERRED TO HEREIN.


                                                                400,000 Warrants


                           AMENDED WARRANT CERTIFICATE


         This Warrant Certificate in replacement of a Warrant Certificate issued to Elizabeth K. Trust dated October 31, 1994 certifies that Elizabeth K. Furst 1994 Trust, or its registered assigns, is the registered holder of 400,000 Warrants to purchase initially, at any time after the date hereof until 5:30 p.m. New York time on March 4, 2001, up to 400,000 fully paid and non-assessable shares of common stock, $.01 par value ("Common Stock") of University On-Line, Inc., a Delaware corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $1.50 upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company. Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

         No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

         The Warrants evidenced by this Warrant Certificate are in replacement for those Warrants evidenced by the Warrant Certificate dated October 31, 1994 issued to Susan C. Furst 1994 Trust and are part of a duly authorized issue of Warrants issued pursuant to the Subscription Agreement dated as of October 31, 1994 between the Company and Austin O. Furst, Jr., the Elizabeth K. Furst 1994 Trust, the Catherine T. Furst 1994 Trust, and/or the Susan C. Furst 1994 Trust (said trusts being hereinafter collectively referred to as the "Trusts") (the "Subscription Agreement") and the Letter Agreement dated March 4, 1996 between the Company and Austin O. Furst, Jr. (the "Letter Agreement"), and the Letter Agreement and numbered paragraphs one through six of which Subscription
Agreement are hereby incorporated by reference in and made a part of this instrument and are hereby referred to for a description of certain rights, limitations of rights, obligations, duties and

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
(ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), or (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.


THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE SUBSCRIPTION AGREEMENT REFERRED TO HEREIN.


                                                                400,000 Warrants


                           AMENDED WARRANT CERTIFICATE


         This Warrant Certificate in replacement of a Warrant Certificate issued to Catherine T. Furst 1994 Trust dated October 31, 1994 certifies that Catherine
T. Furst 1994 Trust, or its registered assigns, is the registered holder of 400,000 Warrants to purchase initially, at any time after the date hereof until 5:30 p.m. New York time on March 4, 2001, up to 400,000 fully paid and non-assessable shares of common stock, $.01 par value ("Common Stock") of University On-Line, Inc., a Delaware corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $1.50 upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company. Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

         No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

         The Warrants evidenced by this Warrant Certificate are in replacement for those Warrants evidenced by the Warrant Certificate dated October 31, 1994 issued to Susan C. Furst 1994 Trust and are part of a duly authorized issue of Warrants issued pursuant to the Subscription Agreement dated as of October 31, 1994 between the Company and Austin O. Furst, Jr., the Elizabeth K. Furst 1994 Trust, the Catherine T. Furst 1994 Trust, and/or the Susan C. Furst 1994 Trust (said trusts being hereinafter collectively referred to as the "Trusts") (the "Subscription Agreement") and the Letter Agreement dated March 4, 1996 between the Company and Austin O. Furst, Jr. (the "Letter Agreement"), and the Letter Agreement and numbered paragraphs one through six of which Subscription
Agreement are hereby incorporated by reference in and made a part of this instrument and are hereby referred to for a description of certain rights, limitations of rights, obligations, duties and